May 16, 2012

United States Securities and Exchange Commission

Division of Investment Management

100 F Street NE

Washington, DC 20549

RE:	Thrivent Series Fund, Inc.
1933 Act File No. 33-3677

Ladies and Gentlemen:

On behalf of the Registrant, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information, contained in the Registrant’s Prospectus dated April 30, 2012, and as supplemented April 26, 2012, and filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended. The purpose of this filing is to submit the data in XBRL format for the Registrant.

If you have any questions or comments concerning the foregoing, please contact me at (612) 844-5168.

Very truly yours,

/s/ Rebecca A. Paulzine

Rebecca A. Paulzine

Assistant Secretary